UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2009

Catapult Communications Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	0-24701	77-0086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

160 South Whisman Road, Mountain View, California		94041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 960-1025

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[x]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On May 11, 2009, Catapult Communications Corporation issued a press release announcing that it has signed a definitive agreement and plan of merger with Ixia under which Ixia will acquire Catapult for $9.25 per share in cash. The full text of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No. Description

99.1 Press release dated May 11, 2009.

Safe Harbor Statement:
This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding completion of the acquisition and the impact of the combined product capabilities. Factors that could cause actual results to differ materially include the following: the risk of failing to obtain any regulatory approvals or satisfy other conditions to the acquisition; the risk that the transaction will not close or that closing will be delayed; the risk that our respective businesses will suffer due to uncertainty related to the transaction; difficulties encountered in integrating merged businesses; the competitive environment in the software industry and competitive responses to the acquisition; and whether the companies can successfully develop new products or modify existing products and the degree to which these gain market acceptance. Further information on potential factors that could affect our respective businesses and financial results are included Ixia’s and Catapult’s filings with the Securities and Exchange Commission, which are on file with the Securities and Exchange Commission. There can be no assurance that the acquisition or any other transaction will be consummated.

Important Legal Information
In connection with the tender offer to be commenced by Ixia, Catapult will file with the Securities and Exchange Commission a Solicitation/Recommendation Statement on Schedule 14D-9. Catapult’s stockholders should read carefully the Solicitation/Recommendation Statement on Schedule 14D-9 (including any amendments or supplements thereto) after it is filed prior to making any decisions with respect to Ixia’s tender offer because it will contain important information. Free copies of the Solicitation/Recommendation Statement on Schedule 14D-9 and the related amendments or supplements thereto that the Company may file with the SEC will be available at the SEC’s website at www.sec.gov<http://www.sec.gov/> or by contacting Catapult’s Investor Relations Department at 1-650-314-1000. This communication does not constitute an offer to sell or invitation to purchase any securities or the solicitation of an offer to buy any securities, pursuant to Ixia’s tender offer or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catapult Communications Corporation

May 11, 2009	By:	Christopher Stephenson

Name: Christopher Stephenson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 11, 2009.